UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2006

INFOSEARCH MEDIA, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-97385 (Commission File Number)	90-0002618 (I.R.S. Employer Identification No.)

4086 Del Rey Avenue
Marina Del Rey, California 90292
(310) 437-7380
(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 13, 2006, InfoSearch Media, Inc. (“InfoSearch”) issued a press release announcing its revenues for fiscal year ended December 31, 2005 which contained an error in its stated earned income and the General and Administrative Expenses. The Company actually reported income of $0.3 million and not $0.4 million as stated in the March 13, 2006 release due to the fact that the Company’s actual General and Administrative Expenses were $4,954,958 and not $4,839,126. A copy of the revised and corrected press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

Exhibit 99.1	Revised Press Release of InfoSearch Media, Inc. originally dated March 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPANY NAME CORPORATION

DATE: March 20, 2006	By:	/s/ Frank Knuettel, II Frank Knuettel, II
Chief Financial Officer

EXHIBIT INDFEX

Exhibit	Description

Exhibit 99.1	Revised Press Release of InfoSearch Media, Inc. originally dated March 13, 2006.

Exhibit 99.1